UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20808 State Hwy 71 W, Unit B Spicewood, Texas	78669
(Address of Principal Executive Offices)	(Zip Code)

(512) 592-2451

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2022, Joseph Kaminkow, a member of the board of directors (the “Board”) of Lottery.com Inc. (the “Company”) and a member of the Company’s Compensation Committee, notified the Board of his intent to resign from the Board, effective June 9, 2022 and not stand for re-election to the Board at the annual meeting of stockholders to be held on June 10, 2022 (the “2022 Annual Meeting”). Mr. Kaminkow indicated that his decision to resign and not stand for re-election at the 2022 Annual Meeting was due to increasing responsibilities in his executive roles and was not the result of any disagreement with the Company on any matter, or relating to its operations, policies, or practices.

Mr. Kaminkow had been included as a director nominee in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”) and proxy card for the 2022 Annual Meeting. The Company’s slate of nominees otherwise remains unchanged for the 2022 Annual Meeting as set forth in the Proxy Statement. Previously voted proxies remain valid, other than with respect to Mr. Kaminkow as he is no longer standing for re-election, and the Company’s stockholders eligible to vote at the 2022 Annual Meeting may continue to use their proxy cards to vote their shares on the matters being voted on at the 2022 Annual Meeting.

Effective upon Mr. Kaminkow’s resignation, the size of the Board will be reduced from seven to six members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Kathryn Lever
Name: Title:	Kathryn Lever Chief Operating Officer and
Chief Legal Officer

Date: May 27, 2022

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